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                                                                    EXHIBIT 10.5

                                 CENTERPOINTE

                            OFFICE LEASE AGREEMENT


     THIS OFFICE LEASE AGREEMENT made and entered into this 16th day of April, 1998, between PROPERTY RESERVE, INC., (hereinafter referred to as "Landlord") whose address for purposes hereof is c/o Norris Beggs & Simpson, One Centerpointe Drive, Suite 140, Lake Oswego, Oregon, 97035 and Digimarc, (hereinafter referred to as "Tenant"), whose address for purposes hereof is One Centerpointe Drive, Suite 570, Lake Oswego, OR 97035.


                             W I T N E S S E T H:

                                   ARTICLE I

                                LEASED PREMISES

     1.00   Leased Premises. Landlord hereby leases to Tenant and Tenant hereby
            ---------------
leases from Landlord, subject to the terms and conditions of this Lease Agreement, those certain premises hereinafter described, and referred to as the "Leased Premises" in the building known as ONE CENTERPOINTE, located at One Centerpointe Drive, Lake Oswego, Oregon 97035, (hereinafter referred to as the "Building"), together with the right in common with others to the use of all common entrance ways, lobbies, elevators, ramps, drives, stairs, and other similar access and service ways and common areas in and adjacent to the Building of which said Leased Premises are a part. The Leased Premises are more particularly described as approximately 1,662 square feet of rentable area located on the fifth floor, Suite No. 570, of the Building, as reflected on the floor plan of such Leased Premises attached hereto and made a part hereof as Exhibit "A".

     1.01   Rentable Area. The Leased Premises shall include the appurtenant
            -------------
right to use, in common with others, the lobbies, entrances, stairs, elevators, restrooms and other public portions of the Building(s). Landlord retains the right to make changes in the common areas as he solely deems to be in the best interest of the building. All of the outside walls and windows of the Leased Premises and any space in the Leased Premises used for shafts, stacks, pipe, conduits, ducts, and electric or other utilities, sinks or other Building(s) facilities, and the use thereof and access thereto through the Leased Premises for the purposes of operation, maintenance and repair, are reserved to Landlord.

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                                  ARTICLE II

                                  LEASE TERM

     2.00   Term. Subject to and upon the terms and conditions set forth herein,
            ----
or in any Exhibit or Addendum hereto, this Lease Agreement shall continue in force for a term of sixteen (16) months, beginning on the 1st day of July 1999, and ending on the 31st day of October, 2000. In the event that the Leased Premises should not be ready for occupancy by said commencement date for any reason this Lease Agreement shall not be void or voidable, and Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof, and the term of this Lease Agreement shall be for the same term of months as set forth in the sentence above, but the commencement date shall be effective only from the time that the Leased Premises are prepared for occupancy by the Tenant in accordance with the terms and conditions set forth herein. Should the term of this Lease Agreement commence on a date other than that specified in this Paragraph, Landlord and Tenant will, at the request of either, execute a declaration specifying the revised commencement date of the term of this Lease Agreement. In such event rental under this Lease Agreement shall not commence until said revised commencement date, and the stated term in this Lease Agreement shall thereupon commence and the expiration date shall be extended so as to give effect to the full stated term. Within five
(5) days after Tenant receives Landlord's notice that the Leased Premises are ready for occupancy, Tenant shall inspect the Leased Premises, and except for items specified by Tenant to Landlord within five (5) days of Tenant's inspection, Tenant shall be deemed to have accepted the Leased Premises in their then condition, as is. The existence of "punch list" (as that term is generally used in the construction industry) items shall not postpone the commencement date of this Lease Agreement.


                                  ARTICLE III

                                    RENTAL

     3.00   Rental Payment. Tenant shall pay to Landlord in legal tender of the
            --------------
United States of America, without prior notice or demand and without any set off or deduction whatsoever, at the office of the Landlord, or at such place or to such agent as Landlord may from time to time designate in writing, rental comprised of both base rental and additional rental as hereinafter described:

            (a)  Base Rental. Tenant hereby agrees to pay a base rental ("Base
                 -----------
     Rental") of three thousand one hundred & eight-five Dollars ($3,185.00) advance on the 1st day of each month during the term of this Lease Agreement, and any extensions or renewals thereof. If the Tenant's obligation to pay Base Rental does not commence on the first day of a calendar month nor expire on the last day of the calendar month, the Base Rental payable by Tenant on the first fractional month, or the last fractional month, as the case may be, shall be prorated for said

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     month.

     Tenant shall, however, be required to pay the first month's rent upon execution of this Lease Agreement.

          (b)  Base Rent Escalation. The Base Rental payable under this Lease
               --------------------
     Agreement shall be adjusted on each anniversary of the commencement date of this Lease to reflect a ___ percent increase over the amount of monthly rental payable by Tenant during the month preceding the anniversary date.

          (c)  Proportionate Share of Estimated Operating Expenses. Tenant shall
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     also pay, as additional rent, all such other sums of money as shall become due and payable by Tenant to Landlord under this Lease Agreement. Tenant's proportionate share of any Estimated Operating Expense Adjustment, as hereinafter defined, for each calendar year shall be due and payable in advance in twelve (12) equal installments on the first day of each calendar month of said calendar year during the initial term and any extensions or renewals thereof. The Base Rental, together with Tenant's proportionate share of Estimated Operating Expense Adjustments and any other additional rental are collectively referred to as "Gross Rental".

          (d)  Late Charges. Tenant agrees that if any rental, either Base
               ------------
     Rental, Tenant's proportionate share of any Estimated Operating Expenses or other money due hereunder from Tenant to Landlord remains unpaid five (5) calendar days after said amount is due, a late charge shall be paid to Landlord by Tenant in the amount of the greater of five (5%) percent of such delinquent payment or twenty-five ($25.00) dollars provided that in no event shall such charge be greater than that permitted by state law. Tenant agrees that such amount is a reasonable estimate of Landlord's collection and administrative expenses.

     3.01 Operating Expenses Adjustment. The following terms are defined as
          -----------------------------
follows:

          (a) "Base Year" shall mean the calendar year in which the term of this Lease Agreement commences. The parties agree that for purposes of this Lease Agreement, the Base Year is 1998.

          (b) "Tenant's Proportionate Share" shall mean a percentage, whose numerator is the number of square feet of Rentable Area in the Leased Premises and whose denominator is the approximate number of square feet of Rentable Area in the Building. The parties agree that for the purposes of this Lease Agreement, such percentage is 1.80%.

          (c) "Operating Expenses" shall mean all direct costs of operation and maintenance of the Building as determined by standard accounting practices and shall include but shall not be limited to the following costs: real property taxes and assessments, rent taxes, gross receipt taxes, business license taxes, fees for

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     permits relating to the Building, water and sewer charges, insurance costs, utilities, janitorial services, labor of Building attendants, Building management including property management fees and salaries (whether management services are provided by the Landlord or by an independent management company), lighting maintenance, maintenance of elevators and mechanical systems, supplies, materials, equipment, tools used in Building maintenance, and upkeep of any landscaping and common areas, together with capital costs that may be required by governmental authority. Such capital cost shall be amortized in accordance with sound management accounting principles. Operating Expenses shall not include depreciation on the Building, leasing commissions, or expenditures for other capital improvements.

     Notwithstanding anything to the contrary contained herein, in the event the Building is not fully occupied during any calendar year, appropriate adjustments shall be made by Landlord to determine Operating Costs as though the Building had been fully occupied in such calendar year, but in no event shall Tenant ever be required to pay more than Tenant's share of Operating Expenses.

     3.02  Estimated Operating Expense Adjustment. If the Operating Expenses for
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any calendar year after the Base Year exceed the Operating Expenses paid or incurred for the Base Year, the Tenant shall pay its Proportionate Share, as defined above, of such excess (which excess is referred to as the "Operating Expense Adjustment"), prorated with respect to years in which this Lease Agreement is in effect for less than the entire calendar year. Commencing January 1, of the first year following the Base Year and for each year thereafter, Landlord shall estimate, in a reasonable manner, the amount by which Operating Expenses for the subject year are anticipated to exceed the Operating Expenses for the Base Year (said estimate being hereinafter referred to as the "Estimated Operating Expense Adjustment"). Landlord shall compute Tenant's Proportionate Share of such Estimated Operating Expense Adjustment and one-twelfth of said Tenant's Proportionate Share shall be paid by Tenant as additional rent in connection with the payment of each monthly Base Rental payment. At the conclusion of each calendar year after the Base Year, Landlord shall determine the Operating Expense Adjustment and give Tenant notice thereof. If the Estimated Operating Expense Adjustment payments collected from Tenant are insufficient to cover Tenant's Proportionate Share of the actual Operating Expense Adjustment, Tenant shall within thirty (30) days after receipt of a billing from Landlord, relative thereto pay such deficiency. If Tenant's said payments shall be greater than the amount of the actual Operating Expense Adjustment, Landlord shall at its option either refund the amount of such overage to Tenant or apply the overage towards reducing Tenant's Proportionate Share of the Operating Expense Adjustment for the next calendar year in which the Lease Agreement is in effect.

     If at the time that Landlord's determination of the actual Operating Expense Adjustment is made, the term hereof has expired or otherwise terminated, nonetheless, Tenant shall pay any said deficiency or Landlord shall refund any such overage, as the case may be. The provisions of the foregoing sentence shall survive the expiration or termination of this Lease Agreement.

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     Landlord's failure to give Tenant notice of the actual Operating Expense
Adjustment within a reasonable period of time after the closing of any calendar year for which an Operating Cost Adjustment is due under the provisions of this Lease Agreement, shall not release Tenant from paying nor diminish Tenant's obligation to pay such Adjustment.

     3.03   Proration. If on January 1, of any calendar year this Lease
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Agreement has not been in effect for 12 months, then the Estimated Operating
Expense Adjustment and the actual Operating Expense Adjustment, which would otherwise be payable by Tenant commencing on such January 1, shall be prorated by reducing the Estimated Operating Expense Adjustment and the actual Operating Expense Adjustment, as the case may be, in proportion to the part of the year that this Lease Agreement was not in effect.

     If the term of this Lease Agreement expires on other than the last day of a calendar year, then the Tenant's Proportionate Share of the Estimated Operating Expense Adjustment and actual Operating Expense Adjustment shall be prorated for said year.


                                  ARTICLE IV

                                SECURITY DEPOSIT

     4.00   Security Deposit. Upon execution of this Lease Agreement, Tenant
            ----------------
shall deposit with Landlord the sum of ($3,185.00) which sum shall be held by Landlord without payment of interest to Tenant, as security for Tenant's full and faithful performance of every provision of this Lease Agreement. Landlord may commingle the deposit with other funds of Landlord and may apply the deposit to the cost of performing any obligation which Tenant fails to perform within the time required by this Lease, but such application shall not be Landlord's exclusive remedy for Tenant's default. If any portion of said deposit is applied by Landlord, Tenant shall pay the sum necessary to replenish the deposit to its original amount upon demand by Landlord.

                                   ARTICLE V

                              USE OF THE PREMISES

     5.00   Proposed Use. Tenant represents, covenants and warrants that the
            ------------
premises will be used lawfully for the following purposes and for no other purposes: general office use. Tenant shall continuously operate within the Leased Premises during the term of the Lease Agreement.

     5.01   Prohibited Activities. Tenant shall not do or permit anything to be
            ---------------------
done in or about the Leased Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any

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of its contents, or cause cancellation of any insurance policy covering said
Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Leased Premises which will in any way obstruct or interfere with the rights of other tenant or occupants of the Building or injure or annoy them or use or allow the Leased Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Leased Premises.

     Tenant shall not do or permit to be done in or about the Leased Premises, any of the following: (a) any violation of any Federal, State or Municipal Ordinance, or any regulation, ordinance, order or directive of a governmental agency, as such statutes, ordinances, regulations, orders or directives that now exist or may hereafter concern the use, safety, or environment of the Property;
(b) any violation of any Certificate of Occupancy covering or affecting the use of the Property or any part thereof; (c) commit any public or private nuisance.

     5.02   Use of Name of Building. Tenant shall not use the name of the
            -----------------------
Building for any purpose other than as an address of the business to be conducted by the Tenant.

     5.03   Building Name. Landlord and its agents shall have the right to
            -------------
change the name, number, or designation of the building without liability to Tenant.


                                  ARTICLE VI

                            UTILITIES AND SERVICES

     Landlord shall furnish or cause to be furnished from the operating expenses of the Building, except as otherwise provided, the following utilities and services:

     6.00   Utilities. To cause public utilities to furnish any electricity and
            ---------
water utilized in operating any and all facilities serving the Leased Premises during the usual and reasonable business hours.

     6.01   Services. To furnish Tenant during Tenant's occupancy of the Leased
            --------
Premises:

            (a) Hot and cold water at those points of supply provided for general use of other tenants in the Building.

            (b) Landlord normally furnishes these services to other tenants in the Building and at such temperatures and in such amounts as are considered by Landlord to be standard, but such service at times during weekdays at other than normal business hours for the Building, on Saturday afternoons, Sundays and Holidays will be furnished only upon request of Tenant, who shall bear the entire cost thereof.

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            (c) Routine maintenance, painting and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard.

            (d) Janitorial service on a five (5) day week basis during reasonable evening hours; provided however, if Tenant's leasehold improvements are not consistent in quality and building standard with leasehold improvements, Tenant shall pay any additional cleaning costs attributable thereto as additional rent, which payment shall be made by Tenant upon being invoiced by Landlord therefor. Interior and exterior windows shall be cleaned by Landlord.

            (e) Electrical facilities to provide sufficient power for "writers, personal computers, and other office machines of similar low electrical consumption, but not including electricity required for large electronic data processing equipment, special lighting in excess of building standard, and any other item of electrical equipment which (singly) consumes more than .5 kilowatts per hour at rated capacity or requires a voltage other than one hundred twenty (120) volts single phase; and provided if the installation of said electrical equipment requires additional air conditioning capacity above that provided by the building standard system, then the additional air conditioning installation and operating costs will be the obligation of Tenant. Landlord shall have the right, at Landlord's option, to install a separate meter to properly meter the actual expenses incurred in the Leased Premises, and to pass those expenses on directly to Tenant.

                In the event Tenant desires any of the aforementioned services in amounts in excess of those deemed by Landlord to be Building Standard and in the event Landlord elects to provide such additional quantities, Tenant shall pay Landlord as additional rent hereunder the cost of providing such additional quantities.

            (f) It is understood that Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption. Tenant acknowledges that any one or more such services may be suspended or reduced by reason of accident or repairs, alterations or improvements necessary to be made, by strikes or accident or by any cause beyond the reasonable control of Landlord, or by orders or regulations of any federal, state, county or municipal authority.

                Any such interruption or suspension of services shall never be deemed an eviction or disturbance to Tenant's use and possession of the demised premises or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or relieve Tenant of performance of Tenant's obligation under this Lease Agreement. Landlord will use its best reasonable efforts to restore service to full operation, and in the event of a strike, to secure parties not involved in the labor dispute to provide services for cleaning restrooms, waste removal, and janitorial services.

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     6.02   Graphics. Landlord shall initially provide and install Tenant's name
            --------
and suite numerals at the entrance door to the Leased Premises. All graphics of Tenant, visible in or from public corridors or the exterior of the Leased Premises, shall be subject to Landlord's written approval. Landlord will also provide directory information strips identifying Tenant in the Building
Directory located on the main floor. All of the above shall be in accordance with Building Standards. Any additional directory strips or work shall be at Tenant's expense.

     6.03   Improvements to be Made by Landlord. Landlord's obligation to
            -----------------------------------
construct and install tenant improvements in the Leased Premises is set forth in Exhibit "B" hereto (sometimes called "Landlord Improvement Items" herein). The cost for installation of these improvements, space planning,construction drawings and permits in excess of $ 0 * shall be paid by Tenant. The excess shall be paid to Landlord by tenant prior to commencement of construction. Failure by Tenant to pay same in full within five (5) business days after being notified by Landlord shall constitute failure to pay rent when due and shall constitute an event of default by Tenant hereunder, giving rise to all remedies available to Landlord under this Lease Agreement and at law for nonpayment of rent.

*  Tenant shall take space on an "as is" basis.

     6.04   Repairs by Landlord. That Landlord shall only be required to make
            -------------------
such repairs or replacements as may be required for normal maintenance which shall include the repairs to walls, floors, corridors, windows and other structures and equipment within and serving the Leased Premises, and such additional maintenance as may be necessary because of damages by persons other than Tenant, its agents, employees, invitees or visitors; provided, however, that if Landlord is required to make repairs or take other corrective action by reason of Tenant's acts or omissions to act, Landlord shall have the right to recover from Tenant the cost of the repairs or other work, plus interest as provided for herein. The obligation of Landlord to maintain and repair the Leased Premises shall be limited to Landlord Improvement Items. Any leasehold improvements exceeding the Landlord Improvement Items set forth on Exhibit "B", or any other special leasehold improvements will, at Tenant's written request, be maintained by Landlord at Tenant's expense and shall be paid as additional rent within five (5) days after Landlord invoices Tenant therefor.

     6.05   Peaceful Enjoyment. That tenant shall, and may peacefully have, hold
            ------------------
and enjoy the Leased Premises, subject to the other provisions hereof, provided that Tenant pays the rent herein recited and performs all of Tenant's covenants and agreements herein contained, including the observance of all reasonable rules and regulations made by the Landlord from time to time pursuant to this Lease Agreement. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease Agreement shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownerships of Landlord's interest hereunder.

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     6.06   Parking. Tenant shall be entitled to use the parking areas of the
            -------
Building in common with all other tenants of the Building. Tenant agrees not to overburden the parking areas and to cooperate with Landlord and the other tenants in the use of the parking areas. Landlord reserves the right to determine whether the parking areas are overburdened, and if so, to allocate parking spaces between Tenant and the other tenants of the Building. Landlord shall designate handicapped loading, reserved and visitor parking stalls. Additional rules and regulations governing parking restrictions shall be set forth in the Rules and Regulations pertaining to this Office Building, as hereinafter described.

     6.07   Regulations. Landlord shall have the right to make and enforce Rules
            -----------
and Regulations consistent with this Lease Agreement for the purposes of regulating access, parking, use of the common areas and promoting safety, order, cleanliness and good service to the Building and Project. Tenant will promptly comply with all such Rules and Regulations. The parties acknowledge that the Rules and Regulations attached hereto as Exhibit "C" are presently the Rules and Regulations now in effect, however, Landlord, may at its option and at any time, reasonably amend and modify said Rules and Regulations and Tenant shall be obligated to comply with said Rules and Regulations.


                                  ARTICLE VII

                           CONDITION OF THE PREMISES

     7.00   Condition of Premises. Tenant's taking possession of the Leased
            ---------------------
Premises shall be deemed conclusive evidence that as of the date of taking possession, the Leased Premises are in good order and satisfactory condition. No promise of Landlord to alter or remodel, repair or improve the premises, the Building or the Project and no representation, express or implied, respecting any matter or thing relating to the Leased Premises, the Building or this Lease Agreement, including, without limitation, the condition of the Leased Premises has been made to Tenant by Landlord other than as may be contained herein or in a separate Exhibit or Addendum signed by Landlord and Tenant.


                                 ARTICLE VIII

                     TENANT COVENANTS AND REPRESENTATIONS

     Tenant covenants and agrees with Landlord.

     8.00 Obligations of Tenant Regarding Improvements. Tenant's obligations
          --------------------------------------------
regarding tenant improvements to be installed in the Leased Premises are set forth in Exhibit "D" hereto ("Tenant Installed Items"). Should Tenant fail to perform its obligations set forth in Exhibit "D", Tenant shall pay to Landlord, an additional rent (for

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the purpose of reimbursing Landlord for additional expenses which will be incurred by Landlord because of its inability to proceed), one (1) day's Gross Rental on the Leased Premises for each day that Landlord is delayed because of Tenant's failure to perform its obligations. Such additional rent shall be paid by Tenant of Landlord within thirty (30) days after receipt by Tenant of Landlord's invoice therefor.

     8.01   Repairs by Tenant. To repair or replace any damage or injury done to
            -----------------
the Building, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees or visitors at Tenant's own cost and expense; provided however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make such repairs or replacements, and Tenant shall repay the cost thereof to the Landlord on demand. However, Tenant shall not suffer any repair work to be performed by it or its agents without Landlord's written consent.

     8.02   Care of Leased Premises. Not to commit or allow any waste or damage
            -----------------------
to be committed on any portion of the Leased Premises. No later than the last day of the Term, Tenant will remove all Tenant's personal property and repair all injury done by or in connection with installation or removal of said property and surrender the Leased Premises (together with all keys, access cards or entrance passes to the Leased Premises and/or the Building) in as good a condition as they were at the beginning of the Term, reasonable wear and tear, unrepaired casualty not caused by Tenant and condemnation excepted. All property of Tenant remaining in the Leased Premises after expiration of the Term shall be deemed conclusively abandoned and may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of removing the same, subject, however, to Landlord's right to require Tenant to remove any improvements or additions made to the Leased Premises by Tenant pursuant to the preceding Paragraph.

     In doing any work related to the installation of Tenant's furnishings, fixtures, or equipment in the Leased Premises, Tenant will use only contractors or workmen consented to by Landlord in writing prior to the time such work is commenced. Landlord may condition its consent upon its receipt of acceptable lien waivers from such contractors or workmen. Tenant shall promptly remove any lien or claim of lien for material or labor claimed against the Leased Premises or Building, or both, by such contractors or workmen if such claim should arise, and hereby indemnifies and holds Landlord harmless from and against any and all loss, cost, damage, expense, or liabilities including, but not limited to, attorney's fees, incurred by Landlord, as a result of or in any way related to such claims or such liens. Tenant agrees that all personal property brought into the Leased Premises by Tenant, its employees, licensees and invitees shall be at the sole risk of Tenant, and Landlord shall not be liable for theft thereof or of money deposited therein or for any damages thereto, such theft or damage being the sole responsibility of Tenant.

     Upon termination of this Lease Agreement, Landlord shall have the right to re-enter and resume possession of the Leased Premises. Landlord's costs of post-termination clean-up required to return the Leased Premises to as good a condition as existed at time of occupancy by Tenant, shall be billed to and promptly paid by Tenant.

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     8.03   Alterations, Additions and Improvements. Not to permit the Leased
            ---------------------------------------
Premises to be used for any purpose other than that stated in the Lease Agreement, or in the Building Rules and Regulations, or to make or allow to be made any alterations or physical additions in or to the Leased Premises without first obtaining the written consent of Landlord which consent shall not be unreasonably withheld. Any and all such alterations, physical additions or improvements, when made to the Leased Premises by Tenant shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease Agreement by lapse of time or otherwise; provided, however, this clause shall not apply to movable equipment or furniture owned by Tenant. Landlord reserves the right to require Tenant, at Tenant's expense, to remove such alterations, physical additions or improvements upon termination of this Lease Agreement and to repair any damage caused by such removal.

     8.04   Tenant to Keep the Premises Lien Free. Tenant shall keep the Leased
            -------------------------------------
Premises and Building free from any mechanic's liens arising from any work performed, material furnished or obligations incurred by Tenant, provided that Tenant may contest the imposition of mechanic's liens or the amount due in connection therewith as long as such contest suspends the rights to foreclose such lien and as long as forfeiture of the Building is not imminent. Tenant shall keep Landlord informed of the statute of any contest and shall agree to defend, indemnify and hold harmless Landlord from and against any such lien or claim or action thereon, together with costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such claim or action.

     8.05   Legal Use and Violations of Insurance Coverage. Not to occupy or
            ----------------------------------------------
use, or permit any portion of the Leased Premises to be occupied or used for any business or purpose which violates any deed restrictions or covenants, conditions or restrictions encumbering the Building or which is unlawful, disrespectful or deemed to be extra hazardous on account of fire, or permit anything to be done which would in any way increase the rate of fire casualty or other insurance coverage on the Building and/or its contents. Tenant agrees specifically that no food, soft drink or other vending machine will be installed within the Leased Premises without the prior written consent of Landlord.

     8.06   Laws, Ordinances and Regulations. To comply with all laws,
            --------------------------------
ordinances, orders, rules and regulations (state, federal, municipal, or promulgated by other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises.

     8.07   Entry for Repairs and Inspection. To permit Landlord or its agents
            --------------------------------
or representatives to enter into and upon any part of the Leased Premises at all reasonable hours to inspect same, clean, make repairs, alterations or additions thereto or others for any reasonable purpose as Landlord may deem necessary or desirable, the Tenant shall not be entitled to any abatement or reduction of Base Rental, Operating Expense Adjustment, or any other sums due under this Lease Agreement by reason thereof.

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     8.08   Nuisance. To conduct its business and control its agents, employees,
            --------
invitees, and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Landlord in its operation of the Building.

     8.09   Subordination to Mortgages. That this Lease Agreement shall be
            --------------------------
subject and subordinate to the lien of any mortgage or deed of trust given by Landlord which may hereafter encumber the Building of which the Leased Premises form a pan and to all renewals, modifications, consolidations, replacements and extensions thereof. Landlord shall also have the right to assign its interest in this Lease Agreement for security purposes to any mortgagee or trust dead beneficiary. Tenant agrees that it will execute any appropriate instrument or certificate that Landlord or any mortgagee or trust deed beneficiary may require to effect this subordination, provided that such mortgagee or trust deed beneficiary shall agree with Tenant not to disturb Tenant's right to possess the Leased Premises so long as Tenant complies with all of the terms and conditions of this Lease Agreement. Tenant further agrees that it will provide any such mortgagee or trust deed beneficiary with any evidence required to show the authority of Tenant to execute any such subordination instrument or certificate and will, if so requested by any such mortgagee or trust deed beneficiary, provide a copy of any notice Tenant gives or is required to give Landlord under this Lease Agreement. In the event of the enforcement by the mortgagee or the beneficiary under such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, or in the event Landlord gives a deed-in-lieu-of-foreclosure to such mortgage or trust deed beneficiary, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement or termination, automatically become the Tenant of such successor in interest without change in the terms or other provisions of this Lease Agreement; provided however, that such successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one month in advance, (ii) any amendment or modification of this Lease Agreement made without the written consent of such mortgagee or such beneficiary or such successor in interest, or (iii) any defaults of Landlord under this Lease Agreement which remain uncured at the time such successor in interest obtains title to the Building. Tenant shall execute and deliver any instrument or instruments confirming the Attornment herein provided for.

     In the event of any act or omission by Landlord by reason of which Tenant may claim the right to terminate this Lease Agreement or claim a defense or offset against the Gross Rent due hereunder, Tenant agrees not to exercise any such right until: (i) Tenant has notified the mortgagee or trust deed beneficiary in writing of such act or omission by Landlord, and (ii) Tenant has given the mortgagee or trust deed beneficiary a reasonable opportunity to cure such act or omission, including the time as shall be reasonably required to obtain possession of the property and to commence and carry to completion the foreclosure of its mortgage or deed of trust.

     8.10   Estoppel Certificate. Tenant shall at any time and from time to time
            --------------------
upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease Agreement is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease Agreement as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, and the amount of the Base Rental, Estimated Operating Expense Adjustment, and the commencement and termination dates of the Lease Agreement, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Leased Premises are a part. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that: (i) this Lease Agreement is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance, and (iii) not more than one month's Base Rental, or Estimated Operating Expense Adjustment installment, has been paid in advance. If Landlord desires to finance or refinance the Building, or any part thereof, Tenant agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such financial institution. All such financial statements shall be received by Landlord in confidence and shall be used only for the purpose herein set forth.

     8.11   Tenant's Remedies.  That Tenant specifically agrees to look solely
            -----------------
to Landlord's interest in the Building for the recovery of any personal judgment from Landlord; it being agreed that Landlord, or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers, or shareholders, shall never be personally liable for any such judgment.

     8.12   Abandonment.  Tenant shall not vacate nor abandon Leased Premises at
            -----------
any time during the term of this Lease Agreement, nor permit the Leased Premises to remain unoccupied for a period longer than fifteen (15) consecutive days during the term of this Lease; and such abandonment is a default of the Lease Agreement. If Tenant shall abandon, vacate or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Premises shall, at the option of the Landlord, be deemed abandoned and title thereto shall vest to Landlord.

     8.13   Toxic Waste.  Tenant does hereby represent to Landlord and does
            -----------
hereby agree to certify to Landlord, at any time during the Lease Agreement term or any extension thereof, is requested by Landlord, that to the best of Tenant's knowledge, no toxic or hazardous substances have been deposited in or located on the Leased Premises, or has any activity been undertaken in the Leased Premises which would cause hazardous waste or pollutants.

     Tenant, at its sole cost, shall comply with all laws relating to the storage, use and disposal of hazardous toxic or radioactive matter. If Tenant does store, use, or dispose of any Toxic Materials, Tenant shall inform Landlord in, writing at least ten (10) days prior to their first appearance on the Leased Premises and Tenant's failure to do so shall constitute default under the Lease Agreement. Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord and Landlord's agents, harmless from and against all claims, costs and liabilities, including attorney's fees and costs, arising out of or in connection with the removal, clean-up, and restoration work and materials necessary to return the Leased Premises and any other property of whatsoever nature to their condition existing prior to the appearance of the Toxic Materials on the Premises. Tenant's obligations hereunder shall survive the termination of this Lease Agreement.


                                  ARTICLE IX

                                      TAX

     9.00  Personal Property Tax.  Tenant shall be liable for and shall pay not
           ---------------------
later than ten (10) days before delinquency, all taxes levied against any person or property or trade fixture placed by Tenant, in or about the Leased Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property and if Landlord, after written notice to Tenant, pays the same, which Landlord shall have the right to do regardless of the validity of such levy, but only under proper protest if requested by Tenant, or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such personal property or trade fixture of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only proper protest if requested by Tenant, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that, in any such event Tenant shall have the right, in the name of the Landlord and with Landlord's full cooperation, at no cost to Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, any amounts so recovered to belong to Tenant.

     9.01  Sales Tax.  In addition to the rental payments hereunder, all state,
           ---------
county and municipal transaction privilege (sales) taxes or similar excise taxes imposed by any state, county, municipality or other governmental entity relative to the rental activity under this Lease Agreement shall be reimbursed to the Landlord by the Tenant.

                                  ARTICLE X

                             DAMAGE OR DESTRUCTION

    10.00  Damage to Premises.  If all or a portion of the Leased Premises are
           ------------------
rendered untenable by damage by any casualty, the damage shall be repaired forthwith by and at the expense of Landlord, provided such repairs can, in Landlord's opinion, be made within one hundred twenty (120) days after notice to Landlord of the occurrence of such damage, without the payment of overtime or other premiums. Except as set forth herein below, until such repairs are completed, the rent shall be abated in proportion to the part of the Leased Premises which is unusable by Tenant in the conduct of business. There shall be no abatement of rent by reason of any portion of the premises being unusable for a period equal to one day or less. The Landlord's opinion as to completion date of any repair shall be given to Tenant in writing within 30 days of the occurrence of the damage.

     10.01  Election by Landlord to Repair.  If such repairs cannot, in
            ------------------------------
Landlord's opinion, be made within such one hundred twenty (120) day period Landlord may, at its option, make them within a reasonable time, which reasonable time shall not exceed an additional sixty (60) days for a total repair time of six months, and in such event this Lease Agreement shall continue in effect and the rent shall be abated in the manner and to the extent provided above. Landlord's election to make such repairs must be evidenced by written notice to Tenant within thirty (30) days after notice to Landlord of the occurrence of the significant damage advising Tenant whether or not Landlord will make such repairs and the estimated time for completing the same. If Landlord does not so elect to make such repairs which cannot be made within such one hundred twenty (120) day period, then either party may by written notice to the other cancel this Lease Agreement as of the date of the occurrence of such damage. The Landlord will make all reasonable efforts to repair the damaged premises.

     10.02  Tenant's Election to Terminate.  In case of any significant damage
            ------------------------------
or destruction mentioned in this Article which Landlord is required or undertakes to repair as provided herein, Tenant may terminate this Lease Agreement by written notice to Landlord any time prior to completion of the required repairs if Landlord has not restored and rebuilt the premises (exclusive of any property of Tenant or improvements installed by Tenant located therein) to substantially the same condition as existed immediately prior to such damage or destruction within one hundred twenty (120) days after notice to Landlord of the occurrence of such damage or destruction, or such longer period as Landlord has estimated pursuant to Section 10.01, plus such additional period thereafter (not exceeding six months) as shall equal the aggregate period Landlord may have been delayed in doing so by acts of God, adjustment of insurance, labor trouble, governmental controls, unavailability of materials, or any other cause beyond Landlord's reasonable control.

     10.03  Inconvenience Damage. No damages, compensation or claim shall be
            --------------------
payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of say portion of the Leased Premises or other portion of the Building. Landlord shall use its best efforts to effect such repair or restoration promptly and in such manner as to not unreasonably interfere with Tenant's use and occupancy.

     10.04  Total Destruction. A total destruction of the Building shall
            -----------------
automatically terminate this Lease Agreement.

     10.05  Tenant's Property.  Landlord shall not be required to carry
            -----------------
insurance of any kind on Tenant's personal property and, shall not be obligated to repair any damage thereto or replace the same for any other reason.

                                  ARTICLE XI

                                 EMINENT DOMAIN

     11.00  Total Taking - Termination.  If the whole of the Leased Premises or
            --------------------------
so much thereof as to render the balance unusable by Tenant shall be taken by any governmental authority under power of Eminent Domain, this Lease Agreement shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property, equipment and fixtures belonging to Tenant and/or for the interruption of or damage to Tenant's business or for Tenant's unamortized cost of leasehold improvements and/or the cost of moving and/or the lost value of Tenant's unexpired lease term.

     11.01  Partial Taking.  In the event of a partial taking, which does not
            --------------
result in a termination of this Lease Agreement, rent shall be abated in proportion to the part of the Leased Premises so made unusable by said partial taking.

     11.02  Temporary Taking. No temporary taking of the Leased Premises and/or
            ----------------
of Tenant's rights therein or under this Lease Agreement shall terminate this Lease Agreement or give Tenant any right to any abatement of rent hereunder; any award made to Tenant by reason of any such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein. The Tenant and Landlord will work together to cause the governmental agency responsible for the taking to restore the Leased Premises and Building to its original condition prior to the taking.

                                  ARTICLE XII

                             DEFAULTS AND REMEDIES

     12.00  Default by Tenant.  If default shall be made in the payment of any
            -----------------
sum to be paid by Tenant under this Lease Agreement, and default shall continue for ten (10) days, or default shall be made in the performance of any of the other covenants or conditions which Tenant is required to observe and to perform, and such default shall continue for twenty (20) days, or if the interest of Tenant under this Lease Agreement shall be levied, or under execution or other legal process, or if any petition shall be filed by or against Tenant to declare Tenant as bankrupt or to delay, reduce or modify Tenant's debts or obligations, or if any petition shall be filed or other action taken to reorganize or modify Tenant's capital structure if Tenant be a corporation or other entity, or if Tenant be declared insolvent, or if any assignment or Tenant's property shall be made for the benefit of creditors or if a receiver or trustee is appointed for Tenant or its property, or if

Tenant abandons the Leased Premises during the term of this Lease Agreement or any extensions thereof, or if Tenant makes any transfer of any interest in the Leased Premises not in accordance with the requirements of this Lease Agreement, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease Agreement (provided that no such execution, legal process or petition filed against Tenant shall constitute a breach of this Lease Agreement if Tenant shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within sixty (60) days from the date of the creation, service or filing) and thereupon at Landlord's option, Landlord shall have one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity:

          (a) Landlord may terminate this Lease Agreement and forthwith repossess the Leased Premises and remove all persons or property therefrom, and be entitled to recover forthwith as damages a sum of money equal to the total of (i) the cost of recovering the Leased Premises (ii) the unpaid rent owed thereon from due date it the rate of 18% per annum or the maximum rate permitted by applicable law, whichever is lower, (iii) the balance of the rent for the remainder of the term, less the amount of rent Tenant proves could be reasonably mitigated by Landlord, and (iv) any other sum of money and damages owed by Tenant to Landlord; or

          (b) Landlord shall also be entitled to terminate Tenant's right of possession and to repossess the Leased Premises, without demand or notice of any kind to Tenant, by summary proceedings, any other applicable action or proceeding, or otherwise, all without terminating this Lease Agreement, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. None of these actions will be deemed an acceptance of surrender of the Leased Premises. For the purpose of such reletting Landlord is authorized to decorate or to make any repairs, changes, alterations or additions in or to the Leased Premises that may be necessary or convenient, and (i) if Landlord shall fail or refuse to relet the Leased Premises, or (ii) if the same are relet and a sufficient sum shall not be realized from such reletting, after paying the unpaid Gross Rental due hereunder earned or unpaid at the time of reletting, plus interest thereon at the rate set forth herein, the cost of recovering possession, and all of the costs and expenses of such decoration, repairs, changes, alterations and additions, and the expense of such reletting, and of the collection of the rent accruing therefrom to satisfy the rent provided for in this Lease Agreement to be paid, then Tenant shall pay to Landlord as damages a sum equal to the amount of the rental reserved in this Lease Agreement for such period or periods, or if the Leased Premises have been relet, Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time, and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Article from time to time on one or more occasions without Landlord being obligated to wait until expiration of the term of this Lease Agreement and without barring or affecting in any manner Landlord's right to bring a later action or actions for further damages; nor shall such reletting be construed as an election on the part of Landlord to terminate this Lease Agreement unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease Agreement for such previous breach.

          (c) Without prejudice to any other remedy for default, Landlord may perform any obligation or make any payment required to cure a default by Tenant. The cost of performance, including attorneys' fees and all disbursements, shall immediately be paid by Tenant to Landlord upon demand as additional rental.

          (d) Any monies or rent (whether Base Rental, Estimated Operating Expense Adjustment, actual Operating Expense Adjustment or additional rent) due from Tenant to Landlord, which is not paid when due, shall bear interest at the rate of 18% per annum or the maximum rate permitted by law, whichever is lower, from the due date until paid.

     12.01  Waiver.  Failure of Landlord to declare any default immediately upon
            ------
occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have the right to declare any such default at any time thereafter.

                                 ARTICLE XIII

                                  INSURANCE

     13.00  Landlord.  Landlord shall, at all times during the term of this
            --------
Lease Agreement, insure the building, including personal property owned by Landlord, against all risks of direct physical loss or damage, for the actual repair or replacement value thereof, without depreciation. Landlord shall not be obligated to insure any furniture, equipment, machinery, goods, or supplies owned by Tenant or which Tenant may bring or obtain upon the Leased Premises, or any additional improvement which Tenant may construct thereon. If the annual premiums charged Landlord for such insurance exceed the standard premium rates because of the nature of Tenant's operations, then Tenant shall, upon receipt of appropriate premium invoices, reimburse Landlord for such increases in premium.

     13.01  Tenant.  Tenant shall, at all times during the term of this Lease
            ------
Agreement, insure Tenant's personal property, including any additional improvements made by Tenant, while in or upon the Leased Premises. In addition, tenant shall maintain a policy or policies of Commercial General Liability insurance with the premiums thereon fully paid on or before due date, issued by an insurance company having at least an A.M. Best rating of B VII or better, and licensed to do business within the state the project is located. The limits afforded by said liability policy shall not be less than One Million Dollars ($1,000,000) combined single limit, for personal injury and property damage, in respect to any one occurrence, $2,000,000 annual aggregate. Landlord shall be added as an additional insured thereto and said policy shall not be canceled or substantially modified without first giving Landlord thirty (30) days written notice thereof. In addition, Tenant shall maintain Workers Compensation as required by statute. Tenant shall furnish, subject to Landlord's request and approval, a certificate of insurance evidencing the Commercial General Liability and Workers Compensation coverages referred to herein.

                                  ARTICLE XIV

                                   RELOCATION

     14.00  Relocation.  At any time after the execution of this Lease
            ----------
Agreement, Landlord may relocate for the Leased Premises, other Premises in the Building ("New Premises") in which event the new Premises shall be deemed to be the Leased Premises for all purposes hereunder provided:

     If the size of the Premises is less than Four Thousand (4,000) rentable square feet, Landlord reserves the right to relocate Tenant during the Term of this Lease Agreement or any renewal thereof, to similar or higher quality office space within the Building. If Landlord exercises this right to relocate Tenant, then any and all costs incident to said relocation shall be the responsibility of Landlord, said costs to be determined prior to relocation of Tenant.


                                  ARTICLE XV

                                  HOLDING OVER

     15.00  Holding Over.  In the event of holding over by Tenant, after
            ------------
expiration or termination of this Lease Agreement without the written consent of Landlord, Tenant shall pay to Landlord twice the Gross Rental which Tenant was obligated to pay for the month immediately preceding the end of the term of this Lease Agreement for each month or any part thereof of any such holdover period. No holding over by Tenant after the termination of this Lease Agreement shall operate to extend the lease term; in the event of any unauthorized holding over, Tenant shall indemnify Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Leased Premises covered hereby effective upon the termination of this Lease Agreement. Any holding over with the written consent of Landlord shall thereafter constitute this Lease Agreement a lease from month to month.

                                  ARTICLE XVI

                                ATTORNEY'S FEES

     16.00  Attorney's Fees.  In the event either party places the enforcement
            ---------------
of this Lease Agreement, or say part thereof, or the collection of say rent due, or to become due hereunder, or recovery of the possession of the Leased Premises in the hand of an attorney, or files suit upon the same, the non-prevailing (or defaulting) party shall pay the other party's reasonable attorney's fees and court costs, in any proceeding, whether at trial, or appeal therefrom, or on any petition for review.


                                 ARTICLE XVII

                           ASSIGNMENT AND SUBLETTING

     17.00  Assignment of Sublease.  Tenant shall not, either voluntarily or by
            ----------------------
operation of law, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of Tenant's leasehold estate hereunder, or permit the Leased Premises to be occupied by anyone other than Tenant or Tenant's employees or sublet the Leased Premises or any portion thereof without Landlord's prior written consent in any instance, which consent shall not be unreasonably withheld, as set forth herein in Section.

     In the event Tenant should desire to assign this Lease Agreement or sublet the Leased Promises or any part thereof, Tenant shall give Landlord written notice of such desire at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease, which notice shall include the name, address, evidence of financial capability, and other pertinent information regarding the proposed assignee or sublessee. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects (i) to terminate this Lease Agreement as to the space so affected on the date so specified by Tenant in which event Tenant will be relieved of all further obligations hereunder as to such space, or (ii) to permit Tenant to assign or sublet such space, subject, however, to subsequent written approval of the proposed assignee or sublessee by Landlord, such consent not to be unreasonably withheld so long as the use of the Leased Premises by such proposed assignee or sublessee would be similar to Tenant's use of such premises, the proposed assignee or sublessee is of sound financial condition as determined by Landlord and any rent or other consideration to be paid by such proposed assignee or sublessee, which exceeds the rent paid by Tenant for such space shall be paid to Landlord. If Landlord should fail to notify Tenant in writing of such election within said thirty (30) day period, Landlord shall be deemed to have elected option (ii) above, but subsequent written approval by Landlord of the proposed assignee or sublessee shall be required. No assignment or subletting by Tenant shall relieve Tenant of any obligations under this Lease Agreement. If Tenant is a corporation, partnership, trust or other legal fictional entity, the transfer of fifty percent (50%) or more of the beneficial ownership of Tenant shall be deemed an assignment of this Lease Agreement for purposes of this paragraph.

Any attempted transfer by Tenant without the consent of Landlord, shall be null and void and, at the option of Landlord, shall cause termination of this Lease Agreement. The giving of consent by Landlord in one instance shall not preclude the need for Tenant, and its successors and assigns, to obtain Landlord's consent to further transfers.

     In the event Tenant shall assign or sublet the Leased Premises, or request the consent of Landlord to any assignment or subletting, or if Tenant shall request consent of Landlord to any act Tenant proposes to do, as herein provided, then Tenant shall pay Landlord's reasonable attorney's fees incurred in connection therewith, such attorney's fees not to exceed $500.00 for each request. Any assignment or subletting shall not relieve Tenant from responsibility under the Lease, and Tenant shall therefore remain liable for the faithful performance of the Lease in case of breach or default by assignee or sublessee.

     17.01  No Release of Liability.  No consent by Landlord to any assignment
            -----------------------
or subletting by Tenant shall relieve Tenant of any obligation to be performed by the Tenant under this Lease Agreement, whether accruing before or after such assignment or subletting unless granted by Landlord to Tenant in writing. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or subletting. Any assignment or subletting which is not in compliance with this Article shall be void, and at the option of Landlord, shall constitute a material default by Tenant under this Lease Agreement.

     17.02  Joint Liability.  Each assignee or transferee other than Landlord,
            ---------------
shall assume, as provided in this section, all obligations of the Tenant under this Lease Agreement which relates to all or a portion of the Leased Premises assigned or sublet, as the case may be and shall be and remain liable jointly and severally with Tenant for the payment of the rent, and for due performance of all the terms, covenant, conditions and agreements herein contained on, Tenant's part to be performed for the term of this Lease Agreement.


                                 ARTICLE XVIII

                        HOLD HARMLESS AND NON-LIABILITY

     18.00  Hold Harmless and Non-liability.
            -------------------------------

            (a) Tenant hereby indemnifies and holds Landlord harmless from and against any injury, expense, damage liability or claim, imposed on Landlord by any person whomsoever, whether due to damage to the Premises, claims for injuries to the person or property of any other tenant of the Building, or of any other person in or about the Building for any purpose whatsoever, or administrative or criminal action by a governmental authority, whether such injury, expense, damage, liability or claim results either directly or indirectly from the act, omission, negligence, misconduct or breach of any provisions of this Lease Agreement by Tenant, the agents, servants, or employees of Tenant, or any other person entering upon the Leased Premises under express or implied invitation or consent of Tenant. Tenant further agrees to reimburse Landlord for any costs or expenses, including, but not limited to, court costs and reasonable attorney's fees, which Landlord may incur in investigating, handling or litigating any such claim or any action by a governmental authority

          (b) Tenant agrees to report in writing to Landlord any defective condition in or about the Leased Premises known to Tenant, and further agrees to attempt to contact Landlord by telephone immediately in such instance.

                                  ARTICLE XIX

                             WAIVER OF SUBROGATION

     19.00  Waiver of Subrogation.  Anything in this Lease Agreement to the
            ---------------------
contrary notwithstanding, to the extent of insurance coverage required to be obtained under this Lease Agreement, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action, against the officers, directors, shareholders or employees, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or said Building of which the Leased Premises are a part, or any improvements thereof, or any personal property of such party therein, by reason of fire, the elements, or any other cause which is, or could have been insured against, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees, and covenants that no insurer shall hold any right of subrogation against such other party.


                                  ARTICLE XX

                               GENERAL PROVISIONS

     20.00  Severability.  If any term or provision of this Lease Agreement, or
            ------------
the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease Agreement shall be valid and shall be enforceable to the extent permitted by law.

     20.01  Notices.  All notices, demands, consents and approvals, which may or
            -------
are required to be given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when personally delivered or, if the notice is deposited in the United States mail, certified or registered, return receipt requested, postage prepaid,

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

and addressed to the party to be notified at the address for such party specified in this Lease Agreement (with copies to Property Reserve, Inc., 10 E. South Temple Street, Suite 400 Salt Lake City, Utah 84133 and Kirton, McConkie & Poelman, 60 E. South Temple, 18th Floor, Salt Lake City, Utah 84111), then the notice shall be deemed fully given on the earlier of (i) the date set forth on the receipt or (ii) three (3) days after the notice is deposited in the mail. Either party may change its address for notification as the party to be notified may from time to time designate by at least fifteen (15) days written notice to the notifying party. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the Leased Premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the Leased Premises.

     20.02  No Joint Venture.  This Lease Agreement shall not be deemed or
            ----------------
construed to create or establish any relationship of partnership or joint venture or similar relationship or arrangement between Landlord and Tenant hereunder.

     20.03  Successors and Assigns.  This Lease Agreement shall be binding upon
            ----------------------
and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors, and, to the extent assignment may be approved by Landlord hereunder, Tenant's assigns.

     20.04  Choice of Law.  All rights and remedies of Landlord under this Lease
            -------------
Agreement shall be cumulative and none shall exclude any other rights or remedies allowed by law. All of the terms hereof shall be construed and enforced according to the laws of the State in which the Leased Premises are located.

     20.05  Entire Agreement.  This instrument along with any exhibits and
            ----------------
attachments or other documents affixed hereto or referred to herein, constitute the entire and exclusive agreement between Landlord and Tenant relative to the Leased Premises herein described, and this Agreement and said exhibits and attachments and other documents may be altered and/or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant hereby agree that all prior written and oral agreements, understandings and/or practices relative to the leasing of the Leased Premises are merged in or revoked by this Agreement.

     20.06  Banker's Commission.  Tenant represents and warrants to Landlord
            -------------------
that Tenant has not entered into any agreements whereby Landlord would be obligated to pay any broker's commissions or finder's fees in connection with Tenant's execution of this Lease Agreement. Tenant agrees to indemnify Landlord against, and to hold Landlord harmless from, all liabilities arising from any such claim. Tenant does acknowledge the following as broker or agent for Landlord who are due fees or commissions from Landlord: Norris, Beggs & Simpson and Grubb & Ellis.

     20.07  Force Majeure.  Any prevention, delay or stoppage of work to be
            -------------
performed by Landlord or Tenant which is due to strikes, labor disputes, inability to obtain labor or materials, equipment or reasonable substitutes therefor, acts of God, governmental restrictions or regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualties, or other causes beyond the reasonable control of the party obligated to perform hereunder, shall excuse performance of the work by that party for a period equal to the duration of that prevention, delay or stoppage. Nothing in this Article shall excuse or delay Tenant's obligation to pay rent or other charges under this Lease Agreement, except as otherwise provided in this Lease Agreement.

     20.08  Binding. Each individual executing this Lease on behalf of Tenant
            -------
and Landlord, represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of the Tenant and Landlord, and that this Lease is binding upon each in accordance with its terms.

     This Lease Agreement shall not be considered binding until it has been fully executed by the Landlord.

     20.09  Lease Memorandum.  Neither this Lease, nor any notice nor memorandum
            ----------------
regarding the terms hereof, shall be recorded by Tenant without the written consent of the Landlord.


                                  ARTICLE XXI

                                     RIDER

     21.00  Rider.  Attached hereto as a Rider to this Lease Agreement are
            -----
additional provisions which shall be determined to be a part of this Lease Agreement. In the event there is a conflict between the body of the Lease Agreement and the Rider, the language of the Rider shall prevail.

     IN WITNESS WHEREOF, the parties have executed this Lease Agreement the day and year first above written.

LANDLORD:                                    TENANT:

PROPERTY RESERVE, INC.                       DIGIMARC CORPORATION

By:  /s/ Wayne Facer                         By:  /s/ Kathy Brogdon
Its: President                               Its: V.P. Finance


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